Exhibit 3.1

COMPANIES LAW (REVISED) COMPANY LIMITED BY SHARES AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION OF PRIME IMPACT ACQUISITION I ADOPTED BY SPECIAL RESOLUTION EFFECTIVE ON 9 SEPTEMBER 2020 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

COMPANIES LAW (REVISED) COMPANY LIMITED BY SHARES AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION OF PRIME IMPACT ACQUISITION I ADOPTED BY SPECIAL RESOLUTION EFFECTIVE ON 9 SEPTEMBER 2020 1 The name of the Company is Prime Impact Acquisition I 2 The Company’s registered office will be situated at the office of Maples Corporate Services Limited, PO Box 309. Ugland House, Grand Cayman, Cayman Islands, KY1-1104, or at such other place in the Cayman Islands as the directors may at any time decide. 3 The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Law (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands. 4 The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Companies Law (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit. 5 Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely: (a) the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Law (Revised); or (b) insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Law (Revised);or (c) the business of company management without being licensed in that behalf under the Companies Management Law (Revised). 6 The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450 effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands. 7 The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares. 8 The share capital of the Company is US$22,100 divided into 200,000,000 Class A ordinary shares of a par value of US$0.0001 each, 20,000,000 Class B ordinary shares of a par value of US$0.0001 each and 1,000,000 preference shares of a par value of US$0.0001 each. There is no limit on the number of shares of any class which the Company is authorised to issue. However, subject to the Companies Law (Revised) and the Company’s articles of association, the Company has power to do any one or more of the following: (a) to redeem or repurchase any of its shares; and (b) to increase or reduce its capital; and (c) to issue any part of its capital (whether original, redeemed, increased or reduced): (i) with or without any preferential, deferred, qualified or special rights, privileges or conditions; or (ii) subject to any limitations or restrictions and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; or (d) to alter any of those rights, privileges, conditions, limitations or restrictions. 9 The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands. Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

COMPANIES LAW (REVISED) COMPANY LIMITED BY SHARES AMENDED AND RESTATED ARTICLES OF ASSOCIATION OF PRIME IMPACT ACQUISITION I ADOPTED BY SPECIAL RESOLUTION ON 9 SEPTEMBER 2020 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

CONTENTS 1. Definitions, interpretation and exclusion of Table A................................................................. 1 Definitions................................................................................................................................. 1 Interpretation ............................................................................................................................ 5 Exclusion of Table A Articles.................................................................................................... 6 2. Commencement of Business ................................................................................................... 6 3. Shares ...................................................................................................................................... 6 Power to issue Shares and options, with or without special rights.......................................... 6 Power to issue fractions of a Share ......................................................................................... 7 Power to pay commissions and brokerage fees ...................................................................... 7 Trusts not recognised............................................................................................................... 7 Power to vary class rights ........................................................................................................ 8 Effect of new Share issue on existing class rights................................................................... 8 No bearer Shares or warrants.................................................................................................. 9 Treasury Shares....................................................................................................................... 9 Rights attaching to Treasury Shares and related matters ....................................................... 9 4. Register of Members .............................................................................................................. 10 5. Share certificates.................................................................................................................... 10 Issue of share certificates ...................................................................................................... 10 Renewal of lost or damaged share certificates...................................................................... 10 6. Lien on Shares ....................................................................................................................... 11 Nature and scope of lien ........................................................................................................ 11 Company may sell Shares to satisfy lien ............................................................................... 11 i Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Authority to execute instrument of transfer ............................................................................ 12 Consequences of sale of Shares to satisfy lien ..................................................................... 12 Application of proceeds of sale .............................................................................................. 12 7. Calls on Shares and forfeiture................................................................................................ 12 Power to make calls and effect of calls.................................................................................. 12 Time when call made ............................................................................................................. 13 Liability of joint holders ........................................................................................................... 13 Interest on unpaid calls .......................................................................................................... 13 Deemed calls.......................................................................................................................... 13 Power to accept early payment.............................................................................................. 13 Power to make different arrangements at time of issue of Shares........................................ 14 Notice of default ..................................................................................................................... 14 Forfeiture or surrender of Shares........................................................................................... 14 Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender ...... 14 Effect of forfeiture or surrender on former Member ............................................................... 15 Evidence of forfeiture or surrender ........................................................................................ 15 Sale of forfeited or surrendered Shares................................................................................. 15 8. Transfer of Shares.................................................................................................................. 16 Form of transfer ...................................................................................................................... 16 Power to refuse registration ................................................................................................... 16 Power to suspend registration................................................................................................ 16 Company may retain instrument of transfer........................................................................... 16 9. Transmission of Shares ......................................................................................................... 16 ii Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Persons entitled on death of a Member ................................................................................. 16 Registration of transfer of a Share following death or bankruptcy......................................... 17 Indemnity ................................................................................................................................ 17 Rights of person entitled to a Share following death or bankruptcy ...................................... 17 10. Alteration of capital................................................................................................................. 18 Increasing, consolidating, converting, dividing and cancelling share capital ........................ 18 Dealing with fractions resulting from consolidation of Shares ............................................... 18 Reducing share capital........................................................................................................... 19 11. Redemption and purchase of own Shares............................................................................. 19 Power to issue redeemable Shares and to purchase own Shares........................................ 19 Power to pay for redemption or purchase in cash or in specie ............................................. 20 Effect of redemption or purchase of a Share ......................................................................... 20 12. Class B Share Conversion ..................................................................................................... 20 13. Meetings of Members............................................................................................................. 21 Power to call meetings ........................................................................................................... 21 Content of notice .................................................................................................................... 23 Period of notice ...................................................................................................................... 23 Persons entitled to receive notice .......................................................................................... 23 Publication of notice on a website.......................................................................................... 24 Time a website notice is deemed to be given........................................................................ 24 Required duration of publication on a website....................................................................... 24 Accidental omission to give notice or non-receipt of notice................................................... 24 14. Proceedings at meetings of Members ................................................................................... 25 iii Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Quorum....................................................................................................................................... 25 Lack of quorum....................................................................................................................... 25 Use of technology................................................................................................................... 25 Chairman ................................................................................................................................ 25 Right of a director to attend and speak .................................................................................. 26 Adjournment ........................................................................................................................... 26 Method of voting..................................................................................................................... 26 Taking of a poll ....................................................................................................................... 26 Chairman’s casting vote ......................................................................................................... 27 Amendments to resolutions.................................................................................................... 27 Written resolutions.................................................................................................................. 27 Sole-member company .......................................................................................................... 28 15. Voting rights of Members ....................................................................................................... 28 Right to vote ........................................................................................................................... 28 Rights of joint holders............................................................................................................. 29 Representation of corporate Members .................................................................................. 29 Member with mental disorder................................................................................................. 29 Objections to admissibility of votes ........................................................................................ 30 Form of proxy ......................................................................................................................... 30 How and when proxy is to be delivered ................................................................................. 30 Voting by proxy....................................................................................................................... 31 16. Number of directors................................................................................................................ 31 17. Appointment, disqualification and removal of directors ......................................................... 32 iv Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

No age limit............................................................................................................................. 32 Corporate directors................................................................................................................. 32 No shareholding qualification ................................................................................................. 32 Appointment and removal of directors ................................................................................... 32 Resignation of directors ......................................................................................................... 34 Termination of the office of director ....................................................................................... 34 18. Alternate directors .................................................................................................................. 34 Appointment and removal ...................................................................................................... 34 Notices ................................................................................................................................... 35 Rights of alternate director ..................................................................................................... 36 Appointment ceases when the appointor ceases to be a director......................................... 36 Status of alternate director ..................................................................................................... 36 Status of the director making the appointment ...................................................................... 36 19. Powers of directors................................................................................................................. 36 Powers of directors................................................................................................................. 37 Appointments to office............................................................................................................ 37 Remuneration ......................................................................................................................... 38 Disclosure of information........................................................................................................ 38 20. Delegation of powers.............................................................................................................. 38 Power to delegate any of the directors’ powers to a committee ............................................ 39 Power to appoint an agent of the Company .......................................................................... 39 Power to appoint an attorney or authorised signatory of the Company ................................ 40 Power to appoint a proxy ....................................................................................................... 40 v Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

21. Meetings of directors .............................................................................................................. 40 Regulation of directors’ meetings........................................................................................... 40 Calling meetings..................................................................................................................... 40 Notice of meetings.................................................................................................................. 41 Period of notice ...................................................................................................................... 41 Use of technology................................................................................................................... 41 Place of meetings................................................................................................................... 41 Quorum....................................................................................................................................... 41 Voting ................................................................................................................................... 41 Validity ................................................................................................................................... 41 Recording of dissent............................................................................................................... 41 Written resolutions.................................................................................................................. 42 Sole director’s minute............................................................................................................. 42 22. Permissible directors’ interests and disclosure...................................................................... 42 Permissible interests subject to disclosure ............................................................................ 42 Notification of interests ........................................................................................................... 43 Voting where a director is interested in a matter ................................................................... 43 23. Minutes ................................................................................................................................... 43 24. Accounts and audit................................................................................................................. 43 No automatic right of inspection............................................................................................. 44 Sending of accounts and reports ........................................................................................... 44 Validity despite accidental error in publication on website .................................................... 45 Audit ................................................................................................................................... 45 vi Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

25. Financial year ......................................................................................................................... 46 26. Record dates .......................................................................................................................... 46 27. Dividends................................................................................................................................ 46 Declaration of dividends by Members.................................................................................... 46 Payment of interim dividends and declaration of final dividends by directors ....................... 47 Apportionment of dividends.................................................................................................... 47 Right of set off ........................................................................................................................ 48 Power to pay other than in cash ............................................................................................ 48 How payments may be made................................................................................................. 48 Dividends or other moneys not to bear interest in absence of special rights ........................ 49 Dividends unable to be paid or unclaimed ............................................................................. 49 28. Capitalisation of profits ........................................................................................................... 49 Capitalisation of profits or of any share premium account or capital redemption reserve .... 49 Applying an amount for the benefit of members .................................................................... 50 29. Share premium account ......................................................................................................... 50 directors to maintain share premium account ........................................................................ 50 Debits to share premium account .......................................................................................... 50 30. Seal ........................................................................................................................................ 50 Company seal ........................................................................................................................ 50 Duplicate seal ......................................................................................................................... 50 When and how seal is to be used .......................................................................................... 51 If no seal is adopted or used .................................................................................................. 51 Power to allow non-manual signatures and facsimile printing of seal ................................... 51 vii Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Validity of execution ............................................................................................................... 51 31. Indemnity ................................................................................................................................ 51 Indemnity ................................................................................................................................ 51 Release ...................................................................................................................................... 52 Insurance................................................................................................................................ 52 32. Notices.................................................................................................................................... 53 Form of notices....................................................................................................................... 53 Electronic communications .................................................................................................... 53 Persons authorised to give notices ........................................................................................ 53 Delivery of written notices ...................................................................................................... 54 Joint holders ........................................................................................................................... 54 Signatures .............................................................................................................................. 54 Evidence of transmission ....................................................................................................... 54 Giving notice to a deceased or bankrupt Member ................................................................. 54 Date of giving notices ............................................................................................................. 54 Saving provision ..................................................................................................................... 55 33. Authentication of Electronic Records ..................................................................................... 55 Application of Articles ............................................................................................................. 55 Authentication of documents sent by Members by Electronic means ................................... 55 Authentication of document sent by the Secretary or Officers of the Company by Electronic means ........................................................................................................................ 56 Manner of signing................................................................................................................... 56 Saving provision ..................................................................................................................... 57 34. Transfer by way of continuation ............................................................................................. 57 viii Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

35. Winding up.............................................................................................................................. 57 Distribution of assets in specie............................................................................................... 57 No obligation to accept liability............................................................................................... 58 The directors are authorised to present a winding up petition............................................... 58 36. Amendment of Memorandum and Articles ............................................................................ 58 Power to change name or amend Memorandum .................................................................. 58 Power to amend these Articles .............................................................................................. 58 37. Mergers and Consolidations .................................................................................................. 58 38. Business Combination ........................................................................................................... 58 39. Certain Tax Filings ................................................................................................................. 62 40. Business Opportunities .......................................................................................................... 63 ix Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

COMPANIES LAW (REVISED) COMPANY LIMITED BY SHARES AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION OF PRIME IMPACT ACQUISITION I ADOPTED BY SPECIAL RESOLUTION EFFECTIVE ON 9 SEPTEMBER 2020 1. Definitions, interpretation and exclusion of Table A Definitions 1.1 In these Articles, the following definitions apply: Affiliate in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity. Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person. Articles means, as appropriate: (a) these Amended and Restated Articles of Association as amended, restated, supplemented and/or otherwise modified from time to time: or (b) two or more particular Articles of these Articles; and Article refers to a particular Article of these Articles. 1 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Audit Committee means the audit committee of the board of directors of the Company established pursuant to Article 24.8 hereof, or any successor audit committee. Auditor means the person for the time being performing the duties of auditor of the Company. Business Combination means a merger, share exchange, asset acquisition, share purchase, reorganisation or similar business combination involving the Company, with one or more businesses or entities (each a target business), which Business Combination: (a) must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting discount); and (b) must not be effectuated solely with another blank cheque company or a similar company with nominal operations. Business Day means a day other than a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City, a Saturday or a Sunday. Class A Share means a Class A ordinary share of a par value of US$0.0001 in the share capital of the Company. Class B Share means a Class B ordinary share of a par value of US$0.0001 in the share capital of the Company. Clear Days, in relation to a period of notice, means that period excluding: (a) the day when the notice is given or deemed to be given; and (b) the day for which it is given or on which it is to take effect. Clearing House means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction. Company means the above-named company. Compensation Committee means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee. Default Rate means 10% (ten per cent) per annum. Designated Stock Exchange means any United States national securities exchange, including the Nasdaq Stock Market LLC, the NYSE American LLC or The New York Stock Exchange LLC or any OTC market on which the Shares are listed for trading. Electronic has the meaning given to that term in the Electronic Transactions Law (Revised). 2 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Electronic Record has the meaning given to that term in the Electronic Transactions Law (Revised). Electronic Signature has the meaning given to that term in the Electronic Transactions Law (Revised). Exchange Act means the United States Securities Exchange Act of 1934, as amended. Founders means all Members immediately prior to the consummation of the IPO. Fully Paid and Paid Up: (a) in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth; (b) in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth. Independent Director means a director who is an independent director as defined in the rules and regulations of the Designated Stock Exchange as determined by the directors. Investor Group means the Sponsor and its Affiliates, successors and assigns. IPO means the Company’s initial public offering of securities. IPO Redemption has the meaning given to it in Article 38.6. Islands means the British Overseas Territory of the Cayman Islands. Law means the Companies Law (Revised). Member means any person or persons entered on the Register of Members from time to time as the holder of a Share. Memorandum means the Amended and Restated Memorandum of Association of the Company as amended, restated, supplemented and/or otherwise modified from time to time. Nominating Committee means the nominating committee of the board of directors of the Company established pursuant to the Articles, or any successor committee. Officer means a person then appointed to hold an office in the Company; and the expression includes a director, alternate director or liquidator. 3 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote thereon. The expression also includes a unanimous written resolution. Over-Allotment Option means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described at Article 3.4) issued in the IPO at a price equal to US$10.00 per unit, less underwriting discount and commissions. Preference Share means a preference share of a par value of US$0.0001 in the share capital of the Company. Public Share means a Class A Share issued as part of the units (as described in Article 3.4) issued in the IPO. Redemption Price has the meaning given to it in Article 38.6. Register of Members means the register of Members maintained in accordance with the Law and includes (except where otherwise stated) any branch or duplicate register of Members. Representative means a representative of the Underwriters. SEC means the United States Securities and Exchange Commission. Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary. Share means a Class A Share, a Class B Share or a Preference Share in the share capital of the Company; and the expression: (a) includes stock (except where a distinction between shares and stock is expressed or implied); and (b) where the context permits, also includes a fraction of a share. Special Resolution has the meaning given to that term in the Law; and the expression includes a unanimous written resolution. Sponsor means Prime Impact Cayman, LLC, a Cayman Islands limited liability company. Tax Filing Authorised Person means such person as any director shall designate from time to time, acting severally. Treasury Shares means Shares of the Company held in treasury pursuant to the Law and Article 3.14. 4 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Trust Account means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited. Underwriter means an underwriter of the IPO from time to time, and any successor underwriter. Interpretation 1.2 In the interpretation of these Articles, the following provisions apply unless the context otherwise requires: (a) A reference in these Articles to a statute is a reference to a statute of the Islands as known by its short title, and includes: any statutory modification, amendment or re-enactment; and (i) any subordinate legislation or regulations issued under that statute. (ii) Without limitation to the preceding sentence, a reference to a revised Law of the Cayman Islands is taken to be a reference to the revision of that Law in force from time to time as amended from time to time. (b) Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity. (c) If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day. (d) A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders. (e) A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency. (f) Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning. (g) All references to time are to be calculated by reference to time in the place where the Company’s registered office is located. (h) The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied. 5 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

(i) The words including, include and in particular or any similar expression are to be construed without limitation. (j) Any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an Electronic Signature. (k) Sections 8 and 19(3) of the Electronic Transactions Law shall not apply. (l) The term "holder" in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share. Exclusion of Table A Articles 1.3 The regulations contained in Table A in the First Schedule of the Law and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company. 2. Commencement of Business 2.1 The business of the Company may be commenced as soon after incorporation of the Company as the directors see fit. 2.2 The directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration. 3. Shares Power to issue Shares and options, with or without special rights 3.1 Subject to the provisions, if any, in the Memorandum (and to any direction that may be given by the Company in general meeting), these Articles and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), issue, grant options over or otherwise deal with any unissued Shares of the Company to such persons, at such times and on such terms and conditions as they may decide, save that the directors may not allot, issue, grant options over or otherwise deal with any unissued Shares to the extent that it may affect the ability of the Company to carry out a Class B Share Conversion described at Article 12. No Share may be issued at a discount except in accordance with the provisions of the Law. 3.2 Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company: (a) either at a premium or at par; 6 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

(b) with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise. 3.3 The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the directors may decide. 3.4 The Company may issue units of securities in the Company, which may be comprised of Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, on such terms and conditions as the directors may decide. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the IPO with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another. Power to issue fractions of a Share 3.5 Subject to the Law, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares. Power to pay commissions and brokerage fees 3.6 The Company may, in so far as the Law permits, pay a commission to any person in consideration of that person: (a) subscribing or agreeing to subscribe, whether absolutely or conditionally; or (b) procuring or agreeing to procure subscriptions, whether absolute or conditional for any Shares in the Company. That commission may be satisfied by the payment of cash or the allotment of Fully Paid or partly-paid Shares or partly in one way and partly in another. 3.7 The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage. Trusts not recognised 3.8 Except as required by Applicable Law: 7 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

(a) the Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by these Articles or the Law) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder; and (b) no person other than the Member shall be recognised by the Company as having any right in a Share. Power to vary class rights 3.9 If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies: (a) the Members holding two thirds of the issued Shares of that class consent in writing to the variation; or (b) the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class. 3.10 For the purpose of paragraph (b) of the preceding Article, all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that: (a) the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class; and (b) any Member holding issued Shares of the class, present in person or by proxy or, in the case of a corporate Member, by its duly authorised representative, may demand a poll. Effect of new Share issue on existing class rights 3.11 Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class. Capital contributions without issue of further Shares 3.12 With the consent of a Member, the directors may accept a voluntary contribution to the capital of the Company from that Member without issuing Shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner: (a) It shall be treated as if it were a share premium. (b) Unless the Member agrees otherwise: 8 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450 if the Member holds Shares in a single class of Shares, it shall be credited to the share premium account for that class of Shares; (i) (ii) if the Member holds Shares of more than one class, it shall be credited rateably to the share premium accounts for those classes of Shares (in the proportion that the sum of the issue prices for each class of Shares that the Member holds bears to the total issue prices for all classes of Shares that the Member holds). (c) It shall be subject to the provisions of the Law and these Articles applicable to share premiums. No bearer Shares or warrants 3.13 The Company shall not issue Shares or warrants to bearers. Treasury Shares 3.14 Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Law shall be held as Treasury Shares and not treated as cancelled if: (a) the directors so determine prior to the purchase, redemption or surrender of those shares; and (b) the relevant provisions of the Memorandum and Articles and the Law are otherwise complied with. Rights attaching to Treasury Shares and related matters 3.15 No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be made to the Company in respect of a Treasury Share. 3.16 The Company shall be entered in the Register as the holder of the Treasury Shares. However: (a) the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void; (b) a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Law. 3.17 Nothing in the preceding Article prevents an allotment of Shares as fully paid bonus shares in respect of a Treasury Share and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares. 9 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

3.18 Treasury Shares may be disposed of by the Company in accordance with the Law and otherwise on such terms and conditions as the directors determine. 4. Register of Members 4.1 The Company shall maintain or cause to be maintained the Register of Members in accordance with the Law. 4.2 The directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Law. The directors may also determine which Register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time. 5. Share certificates Issue of share certificates 5.1 Upon being entered in the Register of Members as the holder of a Share, a Member shall be entitled: (a) without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and (b) upon payment of such reasonable sum as the directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares. 5.2 Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed in such other manner as the directors determine. 5.3 The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them. Renewal of lost or damaged share certificates 5.4 If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to: (a) evidence; (b) indemnity; 10 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

(c) payment of the expenses reasonably incurred by the Company in investigating the evidence; and (d) payment of a reasonable fee, if any, for issuing a replacement share certificate as the directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate. 6. Lien on Shares Nature and scope of lien 6.1 The Company has a first and paramount lien on all Shares (whether Fully Paid or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all moneys payable to the Company by the Member or the Member’s estate: (a) either alone or jointly with any other person, whether or not that other person is a Member; and (b) whether or not those moneys are presently payable. 6.2 At any time the directors may declare any Share to be wholly or partly exempt from the provisions of this Article. Company may sell Shares to satisfy lien 6.3 The Company may sell any Shares over which it has a lien if all of the following conditions are met: (a) the sum in respect of which the lien exists is presently payable; (b) the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and (c) that sum is not paid within 14 Clear Days after that notice is deemed to be given under these Articles. 6.4 The Shares may be sold in such manner as the directors determine. 6.5 To the maximum extent permitted by Applicable Law, the directors shall incur no personal liability to the Member concerned in respect of the sale. 11 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Authority to execute instrument of transfer 6.6 To give effect to a sale, the directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The title of the transferee of the Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale. Consequences of sale of Shares to satisfy lien 6.7 On sale pursuant to the preceding Articles: (a) the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares; and (b) that person shall deliver to the Company for cancellation the certificate for those Shares. Despite this, that person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The directors may waive payment wholly or in part or enforce payment without any allowance for the value of the Shares at the time of sale or for any consideration received on their disposal. Application of proceeds of sale 6.8 The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Shares have been sold: (a) if no certificate for the Shares was issued, at the date of the sale; or (b) if a certificate for the Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Shares before the sale. 7. Calls on Shares and forfeiture Power to make calls and effect of calls 7.1 Subject to the terms of allotment, the directors may make calls on the Members in respect of any moneys unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment 12 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450 is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice. 7.2 Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part. 7.3 A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. A person shall not be liable for calls made after such person is no longer registered as Member in respect of those Shares. Time when call made 7.4 A call shall be deemed to have been made at the time when the resolution of the directors authorising the call was passed. Liability of joint holders 7.5 Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share. Interest on unpaid calls 7.6 If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid: (a) at the rate fixed by the terms of allotment of the Share or in the notice of the call; or (b) if no rate is fixed, at the Default Rate. The directors may waive payment of the interest wholly or in part. Deemed calls 7.7 Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call. Power to accept early payment 7.8 The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up. 13 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Power to make different arrangements at time of issue of Shares 7.9 Subject to the terms of allotment, the directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares. Notice of default 7.10 If a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of: (a) the amount unpaid; (b) any interest which may have accrued; (c) any expenses which have been incurred by the Company due to that person’s default. 7.11 The notice shall state the following: (a) the place where payment is to be made; and (b) a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited. Forfeiture or surrender of Shares 7.12 If the notice under the preceding Article is not complied with, the directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the directors may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture. 7.13 The directors may accept the surrender for no consideration of any Fully Paid Share. Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender 7.14 A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the directors may authorise some person to execute an instrument of transfer of the Share to the transferee. 14 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Effect of forfeiture or surrender on former Member 7.15 On forfeiture or surrender: (a) the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and (b) that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares. 7.16 Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all moneys which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with: (a) all expenses; and (b) interest from the date of forfeiture or surrender until payment: at the rate of which interest was payable on those moneys before forfeiture; or (i) if no interest was so payable, at the Default Rate. (ii) The directors, however, may waive payment wholly or in part. Evidence of forfeiture or surrender 7.17 A declaration, whether statutory or under oath, made by a director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares: (a) that the person making the declaration is a director or Secretary of the Company, and (b) that the particular Shares have been forfeited or surrendered on a particular date. Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares. Sale of forfeited or surrendered Shares 7.18 Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares. 15 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

8. Transfer of Shares Form of transfer 8.1 Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, a Member may transfer Shares to another person by completing an instrument of transfer in a common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the directors, executed: (a) where the Shares are Fully Paid, by or on behalf of that Member; and (b) where the Shares are partly paid, by or on behalf of that Member and the transferee. 8.2 The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered into the Register of Members. Power to refuse registration 8.3 If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to Article 3.4 on terms that one cannot be transferred without the other, the directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant. Power to suspend registration 8.4 The directors may suspend registration of the transfer of Shares at such times and for such periods, not exceeding 30 days in any calendar year, as they determine. Company may retain instrument of transfer 8.5 The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given. 9. Transmission of Shares Persons entitled on death of a Member 9.1 If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following: (a) where the deceased Member was a joint holder, the survivor or survivors; and 16 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

(b) where the deceased Member was a sole holder, that Member’s personal representative or representatives. 9.2 Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder. Registration of transfer of a Share following death or bankruptcy 9.3 A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following: (a) to become the holder of the Share; or (b) to transfer the Share to another person. 9.4 That person must produce such evidence of his entitlement as the directors may properly require. 9.5 If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer. 9.6 If the person elects to transfer the Share to another person then: (a) if the Share is Fully Paid, the transferor must execute an instrument of transfer; and (b) if the Share is partly paid, the transferor and the transferee must execute an instrument of transfer. 9.7 All these Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer. Indemnity 9.8 A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the directors against any loss or damage suffered by the Company or the directors as a result of that registration. Rights of person entitled to a Share following death or bankruptcy 9.9 A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. However, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares in the Company. 17 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

10. Alteration of capital Increasing, consolidating, converting, dividing and cancelling share capital 10.1 To the fullest extent permitted by the Law, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose: (a) increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution; (b) consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares; (c) convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination; (d) sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and (e) cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided. Dealing with fractions resulting from consolidation of Shares 10.2 Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the directors may on behalf of those Members: (a) sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Law, the Company); and (b) distribute the net proceeds in due proportion among those Members. For that purpose, the directors may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale. 18 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Reducing share capital 10.3 Subject to the Law and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way. 11. Redemption and purchase of own Shares Power to issue redeemable Shares and to purchase own Shares 11.1 Subject to the Law and Article 38, and to any rights for the time being conferred on the Members holding a particular class of Shares, and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may by its directors: (a) issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the issue of those Shares; (b) with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the directors determine at the time of such variation; and (c) purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the directors determine at the time of such purchase. The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Law, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares. 11.2 With respect to redeeming, repurchasing or surrendering of Shares: (a) Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 38.3; (b) Class B Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Class B shares will represent 20% of the Company’s issued Shares after the IPO (exclusive of any securities purchased in a private placement simultaneously with the IPO); and (c) Public Shares shall be repurchased by way of Tender Offer in the circumstances set out in Article 38.2(b). 19 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Power to pay for redemption or purchase in cash or in specie 11.3 When making a payment in respect of the redemption or purchase of Shares, the directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares, or by the terms applying to those Shares in accordance with Article 11.1, or otherwise by agreement with the Member holding those Shares. Effect of redemption or purchase of a Share 11.4 Upon the date of redemption or purchase of a Share: (a) the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive: the price for the Share; and (i) any dividend declared in respect of the Share prior to the date of redemption or purchase; (ii) (b) the Member’s name shall be removed from the Register of Members with respect to the Share; and (c) the Share shall be cancelled or held as a Treasury Shares, as the directors may determine. For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase falls due. 11.5 For the avoidance of doubt, redemptions and repurchases of Shares in the circumstances described in Articles 11.2(a), 11.2(b) and 11.2(c) above shall not require further approval of the Members. 12. Class B Share Conversion 12.1 Save and except for the conversion rights referred to in this Article 12 and as otherwise set out in these Articles, subject to Article 3.9, the rights attaching to the Class A Shares and the Class B Shares shall rank pari passu in all respects, and the Class A Shares and Class B Shares shall vote together as a single class on all matters. 12.2 Immediately upon the consummation of the Company’s initial Business Combination, the issued Class B Shares shall automatically be converted into such number of Class A Shares as is equal, in the aggregate, on an as-converted basis, to 20% of the sum of: (a) the total number of Class A Shares issued (excluding the private placement shares underlying the private placement warrants) upon completion of the IPO (including pursuant to the Over-Allotment Option, if applicable), plus 20 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

(b) the sum of (i) the total number of Class A Shares issued or deemed issued, or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the initial Business Combination, excluding any Class A Shares or equity-linked securities exercisable for or convertible into Class A Shares issued, deemed issued, or to be issued, to any seller in the initial Business Combination, any Class A Shares and private placement warrants issued to the Sponsor, members of the Company’s management team or their Affiliates and any warrants issued upon conversion of working capital loans, if any, minus (ii) the total number of Public Shares repurchased pursuant to the IPO Redemption. 12.3 References in this Article to converted, conversion or exchange shall mean the compulsory redemption without notice of Class B Shares of any Member and, on behalf of such Members, automatic application of such redemption proceeds in paying for such new Class A Shares into which the Class B Shares have been converted or exchanged at a price per Class B Share necessary to give effect to a conversion or exchange calculated on the basis that the Class A Shares to be issued as part of the conversion or exchange will be issued at par. The Class A Shares to be issued on an exchange or conversion shall be registered in the name of such Member or in such name as the Member may direct. 12.4 Notwithstanding anything to the contrary in this Article 12, in no event may any Class B Share convert into Class A Shares at a ratio that is less than one-for-one. Each Class B Share shall convert into its pro rata number of Class A Shares as set forth in this Article 12. The pro rata share for each holder of Class B Shares will be determined as follows: Each Class B Share shall convert into such number of Class A Shares as is equal to the product of 1 multiplied by a fraction, the numerator of which shall be the total number of Class A Shares into which all of the issued Class B Shares shall be converted pursuant to this Article and the denominator of which shall be the total number of issued Class B Shares at the time of conversion. 12.5 The directors shall not allot or issue Class A Shares such that the number of authorised but unissued Class A Shares would at any time be insufficient to permit the conversion of all Class B Shares from time to time issued into Class A Shares. 13. Meetings of Members Power to call meetings 13.1 To the extent required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, an annual general meeting of the Company shall be held no later than one year after the first financial year end occurring after the IPO, and shall be held in each year thereafter at such time as determined by the directors and the Company may, but shall not (unless required by the Law or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory 21 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450 authority or otherwise under Applicable Law) be obliged to, in each year hold any other general meeting. 13.2 The agenda of the annual general meeting shall be set by the directors and shall include the presentation of the Company’s annual accounts and the report of the directors (if any). 13.3 Annual general meetings shall be held in New York, USA or in such other places as the directors may determine. 13.4 All general meetings other than annual general meetings shall be called extraordinary general meetings and the Company shall specify the meeting as such in the notices calling it. 13.5 The directors may call a general meeting at any time. 13.6 If there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, the directors must call a general meeting for the purpose of appointing additional directors. 13.7 The directors must also call a general meeting if requisitioned in the manner set out in the next two Articles. 13.8 The requisition must be in writing and given by one or more Members who together hold at least 40% of the rights to vote at such general meeting. 13.9 The requisition must also: (a) specify the purpose of the meeting. (b) be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners. (c) be delivered in accordance with the notice provisions. 13.10 Should the directors fail to call a general meeting within 21 Clear Days from the date of receipt of a requisition, the requisitioners or any of them may call a general meeting within three months after the end of that period. 13.11 Without limitation to the foregoing, if there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, any one or more Members who together hold at least 40% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional directors. 22 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

13.12 Members seeking to bring business before the annual general meeting or to nominate candidates for election as directors at the annual general meeting must deliver notice to the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting. Content of notice 13.13 Notice of a general meeting shall specify each of the following: (a) the place, the date and the hour of the meeting; (b) if the meeting is to be held in two or more places, the technology that will be used to facilitate the meeting; (c) subject to paragraph (d), the general nature of the business to be transacted; and (d) if a resolution is proposed as a Special Resolution, the text of that resolution. 13.14 In each notice there shall appear with reasonable prominence the following statements: (a) that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and (b) that a proxyholder need not be a Member. Period of notice 13.15 At least five Clear Days’ notice of a general meeting must be given to Members, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of these Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed: (a) in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and (b) in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right. Persons entitled to receive notice 13.16 Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people: (a) the Members; 23 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

(b) persons entitled to a Share in consequence of the death or bankruptcy of a Member; and (c) the directors. Publication of notice on a website 13.17 Subject to the Law or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, a notice of a general meeting may be published on a website providing the recipient is given separate notice of: (a) the publication of the notice on the website; (b) the place on the website where the notice may be accessed; (c) how it may be accessed; and (d) the place, date and time of the general meeting. 13.18 If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member by any other means permitted by these Articles. This will not affect when that Member is deemed to have received notice of the meeting. Time a website notice is deemed to be given 13.19 A website notice is deemed to be given when the Member is given notice of its publication. Required duration of publication on a website 13.20 Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until at least the conclusion of the meeting to which the notice relates. Accidental omission to give notice or non-receipt of notice 13.21 Proceedings at a meeting shall not be invalidated by the following: (a) an accidental failure to give notice of the meeting to any person entitled to notice; or (b) non-receipt of notice of the meeting by any person entitled to notice. 13.22 In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published: (a) in a different place on the website; or 24 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

(b) for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates. 14. Proceedings at meetings of Members Quorum 14.1 Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy. One or more Members who together hold not less than one-third of the Shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum; provided that a quorum in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment described in Article 38.9 shall be a majority of the Shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy. Lack of quorum 14.2 If a quorum is not present within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply: (a) If the meeting was requisitioned by Members, it shall be cancelled. (b) In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned meeting, then the meeting shall be dissolved. Use of technology 14.3 A person may participate in a general meeting through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting. Chairman 14.4 The chairman of a general meeting shall be the chairman of the board or such other director as the directors have nominated to chair board meetings in the absence of the chairman of the board. Absent any such person being present within 15 minutes of the time appointed for the meeting, the directors present shall elect one of their number to chair the meeting. 25 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

14.5 If no director is present within 15 minutes of the time appointed for the meeting, or if no director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting. Right of a director to attend and speak 14.6 Even if a director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares in the Company. Adjournment and Postponement 14.7 The chairman may at any time adjourn a meeting. The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting. 14.8 Should a meeting be adjourned for more than twenty Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least five Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment. 14.9 If, prior to a Business Combination, a notice is issued in respect of a general meeting and the directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting. 14.10 When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The directors may postpone a general meeting which has already been postponed. Method of voting 14.11 A resolution put to the vote of the meeting shall be decided on a poll. Taking of a poll 14.12 A poll demanded on the question of adjournment shall be taken immediately. 14.13 A poll demanded on any other question shall be taken either immediately or at an adjourned meeting at such time and place as the chairman directs, not being more than 30 Clear Days after the poll was demanded. 26 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

14.14 The demand for a poll shall not prevent the meeting continuing to transact any business other than the question on which the poll was demanded. 14.15 A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held in more than place, the chairman may appoint scrutineers in more than place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur. Chairman’s casting vote 14.16 If the votes on a resolution are equal, the chairman may if he wishes exercise a casting vote. Amendments to resolutions 14.17 An Ordinary Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if: (a) not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), notice of the proposed amendment is given to the Company in writing by a Member entitled to vote at that meeting; and (b) the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution. 14.18 A Special Resolution to be proposed at a general meeting may be amended by Ordinary Resolution, if: (a) the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and (b) the amendment does not go beyond what the chairman considers is necessary to correct a grammatical or other non-substantive error in the resolution. 14.19 If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution. Written resolutions 14.20 Members may pass a resolution in writing without holding a meeting if the following conditions are met: (a) all Members entitled so to vote are given notice of the resolution as if the same were being proposed at a meeting of Members; 27 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

(b) all Members entitled so to vote : (i) sign a document; or (ii) sign several documents in the like form each signed by one or more of those Members; and (c) the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose. Such written resolution shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held. 14.21 If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly. 14.22 The directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll. Sole-member company 14.23 If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it. 15. Voting rights of Members Right to vote 15.1 Unless their Shares carry no right to vote, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares. 15.2 Members may vote in person or by proxy. 15.3 Every Member shall have one vote for each Share he holds, unless any Share carries special voting rights. 15.4 A fraction of a Share shall entitle its holder to an equivalent fraction of one vote. 28 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

15.5 No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way. Rights of joint holders 15.6 If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the Register of Members shall be accepted to the exclusion of the votes of the other joint holder. Representation of corporate Members 15.7 Save where otherwise provided, a corporate Member must act by a duly authorised representative. 15.8 A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing. 15.9 The authorisation may be for any period of time, and must be delivered to the Company not less than two hours before the commencement of the meeting at which it is first used. 15.10 The directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice. 15.11 Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member. 15.12 A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the directors of the Company had actual notice of the revocation. 15.13 If a clearing house (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the clearing house (or its nominee(s)) as if such person was the registered holder of such Shares held by the clearing house (or its nominee(s)). Member with mental disorder 15.14 A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Islands or elsewhere) in matters concerning mental disorder may vote, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court. 29 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

15.15 For the purpose of the preceding Article, evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable. Objections to admissibility of votes 15.16 An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive. Form of proxy 15.17 An instrument appointing a proxy shall be in any common form or in any other form approved by the directors. 15.18 The instrument must be in writing and signed in one of the following ways: (a) by the Member; or (b) by the Member’s authorised attorney; or (c) if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney. If the directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying these Articles about authentication of Electronic Records. 15.19 The directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy. 15.20 A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with the Article above about signing proxies; but such revocation will not affect the validity of any acts carried out by the proxy before the directors of the Company had actual notice of the revocation. How and when proxy is to be delivered 15.21 Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the directors) must be delivered so that it is received by the Company not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways: 30 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

(a) In the case of an instrument in writing, it must be left at or sent by post: (i) to the registered office of the Company; or (ii) to such other place specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting. (b) If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified: (i) in the notice convening the meeting; or in any form of appointment of a proxy sent out by the Company in relation to the meeting; or (ii) in any invitation to appoint a proxy issued by the Company in relation to the meeting. (iii) 15.22 Where a poll is taken: (a) if it is taken more than seven Clear Days after it is demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under the preceding Article not less than 24 hours before the time appointed for the taking of the poll; (b) but if it to be taken within seven Clear Days after it was demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be e delivered as required under the preceding Article not less than two hours before the time appointed for the taking of the poll. 15.23 If the form of appointment of proxy is not delivered on time, it is invalid. Voting by proxy 15.24 A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid. 16. Number of directors Unless otherwise determined by Ordinary Resolution, the minimum number of directors shall be one and the maximum shall be ten. 31 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

17. Appointment, disqualification and removal of directors No age limit 17.1 There is no age limit for directors save that they must be aged at least 18 years. Corporate directors 17.2 Unless prohibited by law, a body corporate may be a director. If a body corporate is a director, these Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to these Articles about directors’ meetings. No shareholding qualification 17.3 Unless a shareholding qualification for directors is fixed by Ordinary Resolution, no director shall be required to own Shares as a condition of his appointment. Appointment and removal of directors 17.4 The directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. Upon the adoption of the Articles, the existing directors shall by resolution classify themselves as Class I, Class II or Class III directors. The Class I directors shall stand elected for a term expiring at the Company’s first annual general meeting, the Class II directors shall stand elected for a term expiring at the Company’s second annual general meeting and the Class III directors shall stand elected for a term expiring at the Company’s third annual general meeting. Commencing at the Company’s first annual general meeting, and at each annual general meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual general meeting after their election. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified. 17.5 Prior to the closing of a Business Combination, the Company may by Ordinary Resolution of the holders of the Class B Shares appoint any person to be a director or may by Ordinary Resolution of the holders of the Class B Shares remove any director. For the avoidance of doubt, prior to the closing of a Business Combination holders of Class A Shares shall have no right to vote on the appointment or removal of any director. 17.6 After the closing of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a director or may by Ordinary Resolution remove any director. 17.7 Article 17.5 may only be amended by a Special Resolution passed by holders representing at least two-thirds of the Class B Shares in issue. 32 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

17.8 Without prejudice to the Company’s power to appoint a person to be a director pursuant to these Articles, the directors shall have power at any time to appoint any person who is willing to act as a director, either to fill a vacancy or as an additional director. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified. 17.9 Notwithstanding the other provisions of these Articles, in any case where, as a result of death, the Company has no directors and no shareholders, the personal representatives of the last shareholder to have died have the power, by notice in writing to the Company, to appoint a person to be a director. For the purpose of this Article: (a) where two or more shareholders die in circumstances rendering it uncertain who was the last to die, a younger shareholder is deemed to have survived an older shareholder; (b) if the last shareholder died leaving a will which disposes of that shareholder’s shares in the Company (whether by way of specific gift, as part of the residuary estate, or otherwise): the expression personal representatives of the last shareholder means: (i) until a grant of probate in respect of that will has been obtained from the Grand Court of the Cayman Islands, all of the executors named in that will who are living at the time the power of appointment under this Article is exercised; and (A) (B) after such grant of probate has been obtained, only such of those executors who have proved that will; without derogating from section 3(1) of the Succession Law (Revised), the executors named in that will may exercise the power of appointment under this Article without first obtaining a grant of probate. (ii) 17.10 A remaining director may appoint a director even though there is not a quorum of directors. 17.11 No appointment can cause the number of directors to exceed the maximum; and any such appointment shall be invalid. 17.12 For so long as Shares are listed on a Designated Stock Exchange, the directors shall include at least such number of Independent Directors as Applicable Law or the rules and regulations of the Designated Stock Exchange require, subject to applicable phase-in rules of the Designated Stock Exchange. 33 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Resignation of directors 17.13 A director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions. 17.14 Unless the notice specifies a different date, the director shall be deemed to have resigned on the date that the notice is delivered to the Company. Termination of the office of director 17.15 A director’s office shall be terminated forthwith if: (a) he is prohibited by the law of the Islands from acting as a director; or (b) he is made bankrupt or makes an arrangement or composition with his creditors generally; or (c) in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; or (d) he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise; (e) without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months; or (f) all of the other directors (being not less than two in number) determine that he should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with these Articles or by a resolution in writing signed by all of the other directors. 18. Alternate directors Appointment and removal 18.1 Any director may appoint any other person, including another director, to act in his place as an alternate director. No appointment shall take effect until the director has given notice of the appointment to the other directors. Such notice must be given to each other director by either of the following methods: (a) by notice in writing in accordance with the notice provisions; (b) if the other director has an email address, by emailing to that address a scanned copy of the notice as a PDF attachment (the PDF version being deemed to be the notice unless 34 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Article 33.7 applies), in which event notice shall be taken to be given on the date of receipt by the recipient in readable form. For the avoidance of doubt, the same email may be sent to the email address of more than one director (and to the email address of the Company pursuant to Article 18.4(c)). 18.2 Without limitation to the preceding Article, a director may appoint an alternate for a particular meeting by sending an email to his fellow directors informing them that they are to take such email as notice of such appointment for such meeting. Such appointment shall be effective without the need for a signed notice of appointment or the giving of notice to the Company in accordance with Article 18.4. 18.3 A director may revoke his appointment of an alternate at any time. No revocation shall take effect until the director has given notice of the revocation to the other directors. Such notice must be given by either of the methods specified in Article 18.1. 18.4 A notice of appointment or removal of an alternate director must also be given to the Company by any of the following methods: (a) by notice in writing in accordance with the notice provisions; (b) if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 33.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine; (c) if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 33.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or (d) if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing. Notices 18.5 All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate. 35 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Rights of alternate director 18.6 An alternate director shall be entitled to attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present, and generally to perform all the functions of the appointing director in his absence. 18.7 For the avoidance of doubt: (a) if another director has been appointed an alternate director for one or more directors, he shall be entitled to a separate vote in his own right as a director and in right of each other director for whom he has been appointed an alternate; and (b) if a person other than a director has been appointed an alternate director for more than one director, he shall be entitled to a separate vote in right of each director for whom he has been appointed an alternate. 18.8 An alternate director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate director. Appointment ceases when the appointor ceases to be a director 18.9 An alternate director shall cease to be an alternate director if the director who appointed him ceases to be a director. Status of alternate director 18.10 An alternate director shall carry out all functions of the director who made the appointment. 18.11 Save where otherwise expressed, an alternate director shall be treated as a director under these Articles. 18.12 An alternate director is not the agent of the director appointing him. 18.13 An alternate director is not entitled to any remuneration for acting as alternate director. Status of the director making the appointment 18.14 A director who has appointed an alternate is not thereby relieved from the duties which he owes the Company. 19. Powers of directors 36 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Powers of directors 19.1 Subject to the provisions of the Law, the Memorandum and these Articles, the business of the Company shall be managed by the directors who may for that purpose exercise all the powers of the Company. 19.2 No prior act of the directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Law, following the consummation of the IPO Members may by Special Resolution validate any prior or future act of the directors which would otherwise be in breach of their duties. Appointments to office 19.3 The directors may appoint a director: (a) as chairman of the board of directors; (b) as vice-chairman of the board of directors; (c) as managing director; (d) to any other executive office for such period and on such terms, including as to remuneration, as they think fit. 19.4 The appointee must consent in writing to holding that office. 19.5 Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of directors. 19.6 If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the directors may nominate one of their number to act in place of the chairman should he ever not be available. 19.7 Subject to the provisions of the Law, the directors may also appoint any person, who need not be a director: (a) as Secretary; and (b) to any office that may be required (including, for the avoidance of doubt, one or more chief executive officers, presidents, a chief financial officer, a treasurer, vice-presidents, one or more assistant vice-presidents, one or more assistant treasurers and one or more assistant secretaries), 37 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450 for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the directors decide. 19.8 The Secretary or Officer must consent in writing to holding that office. 19.9 A director, Secretary or other Officer of the Company may not hold the office, or perform the services, of Auditor. Remuneration 19.10 The remuneration to be paid to the directors, if any, shall be such remuneration as the directors shall determine, provided that no cash remuneration shall be paid to any director prior to the consummation of a Business Combination. The directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all out of pocket expenses properly incurred by them in connection with activities on behalf of the Company, including identifying and consummating a Business Combination. 19.11 Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the director or to any other person connected to or related to him. 19.12 Unless his fellow directors determine otherwise, a director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings. Disclosure of information 19.13 The directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the Register of Members relating to a Member, (and they may authorise any director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if: (a) the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or (b) such disclosure is in compliance with the rules of any stock exchange upon which the Company’s shares are listed; or (c) such disclosure is in accordance with any contract entered into by the Company; or (d) the directors are of the opinion such disclosure would assist or facilitate the Company’s operations. 20. Delegation of powers 38 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Power to delegate any of the directors’ powers to a committee 20.1 The directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating Committee). Persons on the committee may include non-directors so long as the majority of those persons are directors. 20.2 The delegation may be collateral with, or to the exclusion of, the directors’ own powers. 20.3 The delegation may be on such terms as the directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the directors at will. 20.4 Unless otherwise permitted by the directors, a committee must follow the procedures prescribed for the taking of decisions by directors. 20.5 The directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating Committee, if established, shall consist of such number of directors as the directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law. Power to appoint an agent of the Company 20.6 The directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The directors may make that appointment: (a) by causing the Company to enter into a power of attorney or agreement; or (b) in any other manner they determine. 39 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Power to appoint an attorney or authorised signatory of the Company 20.7 The directors may appoint any person, whether nominated directly or indirectly by the directors, to be the attorney or the authorised signatory of the Company. The appointment may be: (a) for any purpose; (b) with the powers, authorities and discretions; (c) for the period; and (d) subject to such conditions as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the directors under these Articles. The directors may do so by power of attorney or any other manner they think fit. 20.8 Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person. Power to appoint a proxy 20.9 Any director may appoint any other person, including another director, to represent him at any meeting of the directors. If a director appoints a proxy, then for all purposes the presence or vote of the proxy shall be deemed to be that of the appointing director. 20.10 Articles 18.1 to 18.4 inclusive (relating to the appointment by directors of alternate directors) apply, mutatis mutandis, to the appointment of proxies by directors. 20.11 A proxy is an agent of the director appointing him and is not an Officer. 21. Meetings of directors Regulation of directors’ meetings 21.1 Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit. Calling meetings 21.2 Any director may call a meeting of directors at any time. The Secretary, if any, must call a meeting of the directors if requested to do so by a director. 40 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Notice of meetings 21.3 Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral. Attendance at a meeting without written objection shall be deemed to be a waiver of such notice requirement. Period of notice 21.4 At least five Clear Days’ notice of a meeting of directors must be given to directors. A meeting may be convened on shorter notice with the consent of all directors. Use of technology 21.5 A director may participate in a meeting of directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting. 21.6 A director participating in this way is deemed to be present in person at the meeting. Place of meetings 21.7 If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is. Quorum 21.8 The quorum for the transaction of business at a meeting of directors shall be two unless the directors fix some other number or unless the Company has only one director. Voting 21.9 A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote. Validity 21.10 Anything done at a meeting of directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a director, or was otherwise not entitled to vote. Recording of dissent 21.11 A director present at a meeting of directors shall be presumed to have assented to any action taken at that meeting unless: 41 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

(a) his dissent is entered in the minutes of the meeting; or (b) he has filed with the meeting before it is concluded signed dissent from that action; or (c) he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent. A director who votes in favour of an action is not entitled to record his dissent to it. Written resolutions 21.12 The directors may pass a resolution in writing without holding a meeting if all directors sign a document or sign several documents in the like form each signed by one or more of those directors. 21.13 Despite the foregoing, a resolution in writing signed by a validly appointed alternate director or by a validly appointed proxy need not also be signed by the appointing director. If a written resolution is signed personally by the appointing director, it need not also be signed by his alternate or proxy. 21.14 Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last director signs. Sole director’s minute 21.15 Where a sole director signs a minute recording his decision on a question, that record shall constitute the passing of a resolution in those terms. 22. Permissible directors’ interests and disclosure Permissible interests subject to disclosure 22.1 Save as expressly permitted by these Articles or as set out below, a director may not have a direct or indirect interest or duty which conflicts or may possibly conflict with the interests of the Company. 22.2 If, notwithstanding the prohibition in the preceding Article, a director discloses to his fellow directors the nature and extent of any material interest or duty in accordance with the next Article, he may: (a) be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is or may otherwise be interested; or (b) be interested in another body corporate promoted by the Company or in which the Company is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate. 42 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

22.3 Such disclosure may be made at a meeting of the board or otherwise (and, if otherwise, it must be made in writing). The director must disclose the nature and extent of his direct or indirect interest in or duty in relation to a transaction or arrangement or series of transactions or arrangements with the Company or in which the Company has any material interest. 22.4 If a director has made disclosure in accordance with the preceding Article, then he shall not, by reason only of his office, be accountable to the Company for any benefit that he derives from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit. Notification of interests 22.5 For the purposes of the preceding Articles: (a) a general notice that a director gives to the other directors that he is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that he has an interest in or duty in relation to any such transaction of the nature and extent so specified; and (b) an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his. Voting where a director is interested in a matter 22.6 A director may vote at a meeting of directors on any resolution concerning a matter in which that director has an interest or duty, whether directly or indirectly, so long as that director discloses any material interest pursuant to these Articles. The director shall be counted towards a quorum of those present at the meeting. If the director votes on the resolution, his vote shall be counted. 22.7 Where proposals are under consideration concerning the appointment of two or more directors to offices or employment with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately and each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his or her own appointment. 23. Minutes The Company shall cause minutes to be made in books kept for the purpose in accordance with the Law. 24. Accounts and audit Accounting and other records 43 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

24.1 The directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Law. No automatic right of inspection 24.2 Members are only entitled to inspect the Company’s records if they are expressly entitled to do so by law, or by resolution made by the directors or passed by Ordinary Resolution. Sending of accounts and reports 24.3 The Company’s accounts and associated directors’ report or auditor’s report that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if: (a) they are sent to that person in accordance with the notice provisions: or (b) they are published on a website providing that person is given separate notice of: the fact that publication of the documents has been published on the website; (i) the address of the website; and (ii) the place on the website where the documents may be accessed; and (iii) how they may be accessed. (iv) 24.4 If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under the next Article. Time of receipt if documents are published on a website 24.5 Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least five Clear Days before the date of the meeting at which they are to be laid if: (a) the documents are published on the website throughout a period beginning at least five Clear Days before the date of the meeting and ending with the conclusion of the meeting; and (b) the person is given at least five Clear Days’ notice of the hearing. 44 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Validity despite accidental error in publication on website 24.6 If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because: (a) those documents are, by accident, published in a different place on the website to the place notified; or (b) they are published for part only of the period from the date of notification until the conclusion of that meeting. Audit 24.7 The directors may appoint an Auditor of the Company who shall hold office on such terms as the directors determine. 24.8 Without prejudice to the freedom of the directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the directors shall establish and maintain an Audit Committee as a committee of the directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate. 24.9 If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest. 24.10 The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists). 24.11 If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the directors shall fill the vacancy and determine the remuneration of such Auditor. 24.12 Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor. 24.13 Auditors shall, if so required by the directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which 45 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450 is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the directors or any general meeting of the Members. 24.14 Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the directors, with any director interested in such payment abstaining from such review and approval. 24.15 The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO. 25. Financial year Unless the directors otherwise specify, the financial year of the Company: (a) shall end on 31st December in the year of its incorporation and each following year; and (b) shall begin when it was incorporated and on 1st January each following year. 26. Record dates Except to the extent of any conflicting rights attached to Shares, the directors may fix any time and date as the record date for: (a) calling a general meeting; (b) declaring or paying a dividend; (c) making or issuing an allotment of Shares; or (d) conducting any other business required pursuant to these Articles. The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made. 27. Dividends Declaration of dividends by Members 27.1 Subject to the provisions of the Law, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the directors. 46 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Payment of interim dividends and declaration of final dividends by directors 27.2 The directors may pay interim dividends or declare final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid. 27.3 Subject to the provisions of the Law, in relation to the distinction between interim dividends and final dividends, the following applies: (a) Upon determination to pay a dividend or dividends described as interim by the directors in the dividend resolution, no debt shall be created by the declaration until such time as payment is made. (b) Upon declaration of a dividend or dividends described as final by the directors in the dividend resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the resolution. If the resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim. 27.4 In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies: (a) If the share capital is divided into different classes, the directors may pay dividends on Shares which confer deferred or non-preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears. (b) The directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment. (c) If the directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights. Apportionment of dividends 27.5 Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. If a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly. 47 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Right of set off 27.6 The directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share. Power to pay other than in cash 27.7 If the directors so determine, any resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following: (a) issue fractional Shares; (b) fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and (c) vest some assets in trustees. How payments may be made 27.8 A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways: (a) if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose - by wire transfer to that bank account; or (b) by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share. 27.9 For the purpose of paragraph (a) of the preceding Article, the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of paragraph (b) of the preceding Article, subject to any Applicable Law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company. 27.10 If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows: (a) to the registered address of the Joint Holder of the Share who is named first on the Register of Members or to the registered address of the deceased or bankrupt holder, as the case may be; or 48 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

(b) to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record. 27.11 Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share. Dividends or other moneys not to bear interest in absence of special rights 27.12 Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest. Dividends unable to be paid or unclaimed 27.13 If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member. 27.14 A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company. 28. Capitalisation of profits Capitalisation of profits or of any share premium account or capital redemption reserve 28.1 The directors may resolve to capitalise: (a) any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or (b) any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any. The amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways: (a) by paying up the amounts unpaid on that Member’s Shares; (b) by issuing Fully Paid Shares, debentures or other securities of the Company to that Member or as that Member directs. The directors may resolve that any Shares issued to the Member in respect of partly paid Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain partly paid. 49 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Applying an amount for the benefit of members 28.2 The amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend. 28.3 Subject to the Law, if a fraction of a Share, a debenture, or other security is allocated to a Member, the directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction. 29. Share premium account directors to maintain share premium account 29.1 The directors shall establish a share premium account in accordance with the Law. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Law. Debits to share premium account 29.2 The following amounts shall be debited to any share premium account: (a) on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and (b) any other amount paid out of a share premium account as permitted by the Law. 29.3 Notwithstanding the preceding Article, on the redemption or purchase of a Share, the directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Law, out of capital. 30. Seal Company seal 30.1 The Company may have a seal if the directors so determine. Duplicate seal 30.2 Subject to the provisions of the Law, the Company may also have a duplicate seal or seals for use in any place or places outside the Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the directors so determine, a duplicate seal shall have added on its face the name of the place where it is to be used. 50 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

When and how seal is to be used 30.3 A seal may only be used by the authority of the directors. Unless the directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways: (a) by a director (or his alternate) and the Secretary; or (b) by a single director (or his alternate). If no seal is adopted or used 30.4 If the directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner: (a) by a director (or his alternate) or any Officer to which authority has been delegated by resolution duly adopted by the directors; or (b) by a single director (or his alternate); or (c) in any other manner permitted by the Law. Power to allow non-manual signatures and facsimile printing of seal 30.5 The directors may determine that either or both of the following applies: (a) that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction; (b) that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature. Validity of execution 30.6 If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company. 31. Indemnity Indemnity 31.1 To the extent permitted by Applicable Law, the Company shall indemnify each existing or former Secretary, director (including alternate director), and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against: 51 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

(a) all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Secretary or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Secretary’s or Officer’s duties, powers, authorities or discretions; and (b) without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Secretary or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Islands or elsewhere. No such existing or former Secretary or Officer, however, shall be indemnified in respect of any matter arising out of his own actual fraud, wilful default or wilful neglect. 31.2 To the extent permitted by Applicable Law, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Secretary or Officer of the Company in respect of any matter identified in paragraph (a) or paragraph (b) of the preceding Article on condition that the Secretary or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Secretary or that Officer for those legal costs. Release 31.3 To the extent permitted by Applicable Law, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own actual fraud, wilful default or wilful neglect. Insurance 31.4 To the extent permitted by Applicable Law, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty: (a) an existing or former director (including alternate director), Secretary or Officer or auditor of: (i) the Company; (ii) a company which is or was a subsidiary of the Company; (iii) a company in which the Company has or had an interest (whether direct or indirect); and 52 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

(b) a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested. 32. Notices Form of notices 32.1 Save where these Articles provide otherwise, any notice to be given to or by any person pursuant to these Articles shall be: (a) in writing signed by or on behalf of the giver in the manner set out below for written notices; or (b) subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or (c) where these Articles expressly permit, by the Company by means of a website. Electronic communications 32.2 Without limitation to Articles 18.1 to 18.4 inclusive (relating to the appointment and removal by directors of alternate directors) and to Articles 20.8 to 20.10 inclusive (relating to the appointment by directors of proxies), a notice may only be given to the Company in an Electronic Record if: (a) the directors so resolve; (b) the resolution states how an Electronic Record may be given and, if applicable, specifies an email address for the Company; and (c) the terms of that resolution are notified to the Members for the time being and, if applicable, to those directors who were absent from the meeting at which the resolution was passed. If the resolution is revoked or varied, the revocation or variation shall only become effective when its terms have been similarly notified. 32.3 A notice may not be given by Electronic Record to a person other than the Company unless the recipient has notified the giver of an Electronic address to which notice may be sent. Persons authorised to give notices 32.4 A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a director or company secretary of the Company or a Member. 53 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Delivery of written notices 32.5 Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or director’s registered address or the Company’s registered office, or posted to that registered address or registered office. Joint holders 32.6 Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the Register of Members. Signatures 32.7 A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver. 32.8 An Electronic Record may be signed by an Electronic Signature. Evidence of transmission 32.9A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver. 32.10 A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient. Giving notice to a deceased or bankrupt Member 32.11 A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled. 32.12 Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred. Date of giving notices 32.13 A notice is given on the date identified in the following table. 54 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450 Method for giving notices When taken to be given

Saving provision 32.14 None of the preceding notice provisions shall derogate from these Articles about the delivery of written resolutions of directors and written resolutions of Members. 33. Authentication of Electronic Records Application of Articles 33.1 Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a director or other Officer of the Company, shall be deemed to be authentic if either Article 33.2 or Article 33.4 applies. Authentication of documents sent by Members by Electronic means 33.2 An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied: 55 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450 Personally At the time and date of delivery By leaving it at the member’s registered address At the time and date it was left If the recipient has an address within the Islands, by posting it by prepaid post to the street or postal address of that recipient 48 hours after it was posted If the recipient has an address outside the Islands, by posting it by prepaid airmail to the street or postal address of that recipient 3 Clear Days after posting By Electronic Record (other than publication on a website), to recipient’s Electronic address Within 24 hours after it was sent By publication on a website See these Articles about the time when notice of a meeting of Members or accounts and reports, as the case may be, are published on a website

(a) the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and (b) the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and (c) Article 33.7 does not apply. 33.3 For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 33.7 applies. Authentication of document sent by the Secretary or Officers of the Company by Electronic means 33.4 An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied: (a) the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and (b) the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and (c) Article 33.7 does not apply. This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company. 33.5 For example, where a sole director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that director unless Article 33.7 applies. Manner of signing 33.6 For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles. 56 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

Saving provision 33.7 A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably: (a) believes that the signature of the signatory has been altered after the signatory had signed the original document; or (b) believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or (c) otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit. 34. Transfer by way of continuation 34.1 The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside: (a) the Islands; or (b) such other jurisdiction in which it is, for the time being, incorporated, registered or existing. 34.2 To give effect to any resolution made pursuant to the preceding Article, the directors may cause the following: (a) an application be made to the Registrar of Companies to deregister the Company in the Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and (b) all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company. 35. Winding up Distribution of assets in specie 35.1 If the Company is wound up, the Members may, subject to these Articles and any other sanction required by the Law, pass a Special Resolution allowing the liquidator to do either or both of the following: 57 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450

(a) to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members; (b) to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up. No obligation to accept liability 35.2 No Member shall be compelled to accept any assets if an obligation attaches to them. The directors are authorised to present a winding up petition 35.3 The directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting. 36. Amendment of Memorandum and Articles Power to change name or amend Memorandum 36.1 Subject to the Law, the Company may, by Special Resolution: (a) change its name; or (b) change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum. Power to amend these Articles 36.2 Subject to the Law and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part. 37. Mergers and Consolidations The Company shall have the power to merge or consolidate with one or more constituent companies (as defined in the Law) upon such terms as the directors may determine and (to the extent required by the Law) with the approval of a Special Resolution. 38. Business Combination 38.1 Notwithstanding any other provision of these Articles, this Article 38 shall apply during the period commencing upon the adoption of these Articles and terminating upon the first to occur of the consummation of any Business Combination and the distribution of the Trust Account pursuant to Article 38.10. In the event of a conflict between this Article 38 and any other Articles, the provisions 58 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450 of this Article 38 shall prevail and this Article may not be amended prior to the consummation of a Business Combination without a Special Resolution. 38.2 Prior to the consummation of any Business Combination, the Company shall either: (a) submit such Business Combination to its Members for approval; or (b) provide Members with the opportunity to have their Shares repurchased by means of a tender offer (a Tender Offer) for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the funds held in the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue, provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001. 38.3 If the Company initiates any Tender Offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file Tender Offer documents with the SEC prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act. 38.4 If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the Tender Offer rules, and file proxy materials with the SEC. 38.5 At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination. 38.6 Any Member holding Public Shares who is not a Founder, Officer or director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the IPO Redemption), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares without the Company’s prior consent, and provided further that any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so 59 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450 demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination or abstains from voting, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Account not previously released to the Company to pay its income taxes, if any, divided by the number of Public Shares then in issue (such redemption price being referred to herein as the Redemption Price), provided that the Company shall not repurchase Public Shares in an amount that would cause the Company’s net tangible assets to be less than US$5,000,001. 38.7 The Redemption Price shall be paid promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Members as appropriate. 38.8 In the event that the Company does not consummate a Business Combination by twenty-four months after the closing of the IPO, or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 38.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. 38.9 In the event that any amendment is made to these Articles: (a) that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to: 60 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450 have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 38.2(b) or 38.6; or (i) (ii) redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within twenty-four months after the date of the closing of the IPO pursuant to Article 38.8; or (b) with respect to any other provision relating to the rights of holders of Public Shares, each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to the Company to pay income taxes, if any, divided by the number of Public Shares then in issue. 38.10 Except for the withdrawal of interest to pay income taxes, if any, none of the funds held in the Trust Account shall be released from the Trust Account: (a) to the Company, until completion of any Business Combination; or (b) to the Members holding Public Shares, until the earliest of: (i) a repurchase of Shares by means of a Tender Offer pursuant to Article 38.2(b); (ii) an IPO Redemption pursuant to Article 38.6; (iii) a distribution of the Trust Account pursuant to Article 38.8; or (iv) an Amendment Redemption pursuant to Article 38.9. In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account. 38.11 After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to: (a) receive funds from the Trust Account; or (b) vote as a class with the Public Shares: on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or (i) 61 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450 to approve an amendment to these Articles to: (ii) extend the time the Company has to consummate a Business Combination beyond twenty-four months from the closing of IPO; or (A) (B) amend the foregoing provisions of these Articles. 38.12 The Company must complete one or more Business Combinations, which must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting discount). An initial Business Combination must not be effectuated solely with another blank cheque company or a similar company with nominal operations 38.13 The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties: (a) any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and (b) any director or Officer of the Company and any Affiliate or relative of such director or Officer. 38.14 A director may vote in respect of any Business Combination in which such director has a conflict of interest with respect to the evaluation of such Business Combination. Such director must disclose such interest or conflict to the other directors. 38.15 The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, the directors of the Company or Officers. In the event the Company seeks to complete the Business Combination with a target that is Affiliated with the Sponsor, a Founder, Officers or directors, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm, which is a member of United States Financial Industry Regulatory Authority, or another independent valuation or accounting firm that such a Business Combination or transaction is fair to the Company from a financial point of view. 38.16 Any Business Combination must be approved by the a majority of the Independent Directors. 39. Certain Tax Filings 39.1 Each Tax Filing Authorised Person and any such other person, acting alone, as any director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any director of the Company or an Officer. The Company further ratifies and approves 62 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450 any such filing made by any Tax Filing Authorised Person or such other person prior to the date of these Articles. 40. Business Opportunities 40.1 In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Investor Group (each of the foregoing, an “Investor Group Related Person”) may serve as directors of the Company and/or Officers; and (b) the Investor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Investor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its Officers, directors and Members in connection therewith. To the fullest extent permitted by Applicable Law, the Investor Group and the Investor Group Related Persons shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for either the Investor Group or the Investor Group Related Persons, on the one hand, and the Company, on the other. Except to the extent expressly assumed by contract, to the fullest extent permitted by Applicable Law, the Investor Group and the Investor Group Related Persons shall have no duty to communicate or offer any such corporate opportunity to the Company and shall not be liable to the Company or its Members for breach of any fiduciary duty as a Member, director of the Company and/or Officer solely by reason of the fact that such party pursues or acquires such corporate opportunity for itself, himself or herself, directs such corporate opportunity to another person, or does not communicate information regarding such corporate opportunity to the Company, unless such opportunity is expressly offered to such Investor Group Related Person solely in their capacity as an Officer or director of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis. Except as provided elsewhere in these Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Investor Group, about which a director of the Company and/or Officer who is also an Investor Group Related Person acquires knowledge. To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past. 40.2 40.3 40.4 63 Filed: 10-Sep-2020 13:52 EST Auth Code: C48194306572 www.verify.gov.ky File#: 364450